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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------
                                    Form 8-K
                                 Current Report
                           --------------------------
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 August 23, 2004

                Date of Report (Date of earliest event reported)

                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number : 0-13086
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               North Carolina                                    56-1382275
          (State of incorporation)          (I.R.S. Employer Identification No.)

     1501 Highwoods Boulevard, Suite 400
         Greensboro, North Carolina                                 27410
  (Address of principal executive offices)                        (Zip Code)


                                 (336) 369-0900
              (Registrant's telephone number, including area code)
                           This Form 8-K has 3 pages.


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ITEM 8.01   Other Events

     The Board of Directors of FNB Financial Services  Corporation  (Nasdaq/NMS:
FNBF)("FNB") has approved a regular cash dividend of $0.12 per share for the third quarter of 2004. The dividend is payable September 24, 2004 to shareholders of record on September 10, 2004.

     FNB Financial Services Corporation is a financial holding company with one subsidiary, FNB Southeast, a North Carolina chartered commercial bank. FNB Southeast currently operates 17 banking offices located in North Carolina and Virginia, along with additional mortgage origination offices through its mortgage subsidiary, FNB Southeast Mortgage Corporation. A separate investment subsidiary of the bank operates as FNB Southeast Investment Services, Inc. Additional information about FNB is available on its website at www.fnbsoutheast.com.
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EXHIBIT INDEX

Exhibit 99.1  Quarterly Dividend Release issued August 23, 2004

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